UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2018

Nestbuilder.com Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-55875	82-3254264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 W. Passaic Street, Suite 301 Rochelle Park, NJ 07662

(Address of principal executive offices) (zip code)

(201) 845-7001

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) to our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 23, 2018 (the “Original Form 8-K”), is being filed to amend and restate the Index to Exhibits in Item 9.01 of the Original Form 8-K to add exhibits 10.1 through 10.3, which were omitted from the Original Form 8-K.

This Form 8-K/A does not amend or update any other item or disclosure contained in the Original Form 8-K. This Form 8-K/A is presented as of the filing date of the Original Form 8-K and does not reflect events occurring after that date, or modify or update disclosures in any way other than as specifically noted above.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Employment Agreement dated August 17, 2018, by and between Nestbuilder.com Corp. and Alex Aliksanyan

10.2*	Employment Agreement dated August 17, 2018, by and between Nestbuilder.com Corp. and Thomas M. Grbelja

10.3*	Employment Agreement dated August 17, 2018, by and between Nestbuilder.com Corp. and Julio Fernandez

10.4**	Convertible Promissory Note dated August 17, 2018, by and between Nestbuilder.com Corp. and Alex Aliksanyan

10.5**	Convertible Promissory Note dated August 17, 2018, by and between Nestbuilder.com Corp. and Thomas M. Grbelja

10.6**	Convertible Promissory Note dated August 17, 2018, by and between Nestbuilder.com Corp. and Julio Fernandez

10.7**	Convertible Promissory Note dated August 17, 2018, by and between Nestbuilder.com Corp. and Cardar Investments Limited

10.8**	Convertible Promissory Note dated August 17, 2018, by and between Nestbuilder.com Corp. and Security Research Associates, Inc.

10.9**	Convertible Promissory Note dated August 17, 2018, by and between Nestbuilder.com Corp. and William McLeod

_______

* Filed herewith.

** Incorporated by reference from our Current Report on Form 8-K filed with the Commission on August 23, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nestbuilder.com Corp., a Nevada corporation

Dated: August 24, 2018	By:	/s/ Alex Aliksanyan
Alex Aliksanyan
	Its:	Chief Executive Officer

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